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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2006

VENOCO, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-123711 (Commission file number)	77-0323555 (I.R.S. Employer Identification Number)
370 17th Street, Suite 2950 Denver, Colorado (Address of principal executive offices)	80202-1370 (Zip Code)

Registrant's telephone number, including area code: (303) 626-8300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

        This Form 8-K/A is being filed pursuant to Items 9.01(a)(4) and (b)(2) of Form 8-K to supplement Item 2.01 and Item 9.01 of the Current Report on Form 8-K (the "Original Report") filed by Venoco, Inc. ("Venoco") on April 3, 2006 relating to Venoco's acquisition of TexCal Energy (LP) LLC ("TexCal"). This Form 8-K/A supplements and does not replace any provisions of the Original Report.

Item 2.01 Completion of Acquisition or Disposition of Assets.

        As disclosed in the Original Report, Venoco completed the acquisition of TexCal on March 31, 2006. The information reported in Item 2.01 of the Original Report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)
Financial Statements of Business Acquired

        The following financial statements of TexCal and its predecessor are included in this report:

        Independent Auditor's Report;

        Consolidated Balance Sheets as of December 31, 2004 and 2005 (Successor);

        Consolidated Statements of Operations for the year ended December 31, 2003 (Predecessor), the nine months ended September 30, 2004 (Predecessor), from Inception (October 1, 2004) to December 31, 2004 (Successor) and for the year ended December 31, 2005 (Successor);

        Consolidated Statements of Capital Deficit for the year ended December 31, 2003 (Predecessor), and the nine months ended September 30, 2004 (Predecessor), and Statements of Members' Equity from Inception (October 1, 2004) to December 31, 2004 (Successor) and for the year ended December 31, 2005 (Successor);

        Consolidated Statements of Cash Flows for the year ended December 31, 2003 (Predecessor), the nine months ended September 30, 2004 (Predecessor), from Inception (October 1, 2004) to December 31, 2004 (Successor) and for the year ended December 31, 2005 (Successor); and

        Notes to Consolidated Financial Statements

(b)
Pro Forma Financial Information

        The following unaudited pro forma financial information is included in this report:

        Unaudited Pro Forma Condensed Combined Statement of Operations for TexCal for the year ended December 31, 2005 and for the three months ended March 31, 2006; and

        Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(d)
Exhibits.

Exhibit No.	Description
99.1	Audited Consolidated Financial Statements of TexCal (Predecessor) for the year ended December 31, 2003 and for the nine months ended September 30, 2004, and of TexCal (Successor) for the period from Inception (October 1, 2004) through December 31, 2004 and for the year ended December 31, 2005.
99.2	Unaudited Pro Forma Financial Information.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: June 14, 2006

Venoco, Inc.
By:	/s/ TIMOTHY M. MARQUEZ Timothy M. Marquez Chairman and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited Consolidated Financial Statements of TexCal (Predecessor) for the year ended December 31, 2003 and for the nine months ended September 30, 2004, and of TexCal (Successor) for the period from Inception (October 1, 2004) through December 31, 2004 and for the year ended December 31, 2005.
99.2	Unaudited Pro Forma Financial Information.

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